Value Line Asset Allocation Fund, Inc.

Value Line Small Cap Opportunities Fund, Inc.

Supplement dated March 23, 2015 to:

Statement of Additional Information dated August 1, 2014

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information (“SAI”) and any existing Supplements thereto.

On March 19, 2015, James E. Hillman and Michael Kuritzkes were appointed to the Board of Directors of the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. (the “Funds”). In connection therewith, Messrs. Hillman and Kuritzkes have been appointed as members of each Fund’s Audit Committee.

The following rows will be added on page B-11 to the table appearing under the caption “Management of the Funds” and the sub-heading captioned “Non-Interested Directors”:

Name, Address and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
James E. Hillman 59 Westminster Rd. Lynbrock, NY 11563 Age: 58	Director	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes 132 Fairview Rd, Narbeth, PA 19072 Age : 54	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2013.	12	None

The following text will be added on page B-14 under the caption “Qualifications and Experience of Directors”:

Mr. Hillman has served as an Independent Director on the Board since March 2015. His relevant experience includes being a certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of four registered investment advisors and a tax partner of two public accounting firms.

Mr. Kuritzkes has served as an Independent Director on the Board since March 2015. His relevant experience includes having been an officer and general counsel to several large public and private companies as well as serving on the board of a university-based center for performing arts.

The following text will be added on page B-14 following the director compensation table:

Messrs. Hillman and Kuritzkes were not directors of the Funds or any other Value Line Fund during the fiscal year ended March 31, 2014 and accordingly received no compensation from the Funds or any other Value Line Fund during that period.

The following rows will be added on page B-15 to the beneficial ownership table under the sub-caption “Non-Interested Directors”:

Name of Director	Dollar Range of Equity Securities in Value Line Asset Allocation Fund	Dollar Range of Equity Securities in Value Line Small Cap Opportunities Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
James E. Hillman	$ - 0 -	$ - 0 -	$ - 0 -
Michael Kuritzkes	$ - 0 -	$ - 0 -	$ - 0 -

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE